UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-02661

Name of Fund:   BlackRock Pacific Fund, Inc.

Fund Address:   100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Pacific Fund, Inc.,

        55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 12/31/2012

Date of reporting period: 12/31/2012

Item 1 –	Report to Stockholders

DECEMBER 31, 2012

ANNUAL REPORT

BlackRock Pacific Fund, Inc.

Not FDIC Insured • May Lose Value • No Bank Guarantee

2	BLACKROCK PACIFIC FUND, INC.	DECEMBER 31, 2012

Dear Shareholder

Financial markets substantially improved in 2012 as compared to the prior year, due largely to central bank intervention and considerable relief from the global turmoil seen in 2011. Although 2012 brought its share of headwinds, the strongest returns came from higher-risk asset classes as investors reached for yield in an environment of extremely low interest rates.

The year opened with investor confidence on the rise as global liquidity had been restored and financial news headlines became less daunting. Equity markets moved higher through the first two months of 2012, while climbing US Treasury yields pressured higher-quality fixed income assets. However, markets reversed course in the spring when Europe’s debt crisis boiled over once again. Political instability in Greece and severe deficit and liquidity problems in Spain raised the prospect of a euro collapse. Government borrowing costs in peripheral European countries soared while the region’s finance leaders deliberated over the fiscal integration of the currency bloc. Alongside the drama in Europe, investors were discouraged by gloomy economic reports from various parts of the world. A slowdown in China, a key powerhouse for global growth, emerged as a particular concern. In the United States, disappointing jobs reports signaled that the recovery was losing steam. Risk assets sold off as investors retreated to safe-haven assets.

As the outlook for the global economy worsened, investors grew increasingly optimistic that the world’s largest central banks soon would intervene to stimulate growth. This theme, along with increased cooperation among finance ministers in Europe, fueled a powerful risk-asset rebound in June. In July, the European Central Bank (“ECB”) president stated that the bank would do “whatever it takes” to preserve the euro currency bloc. This assurance along with expectations for policy stimulus from central banks in Europe and the United States drove most asset classes higher through the summer. Early in September, the ECB announced its decision to support the eurozone’s troubled peripheral countries with unlimited purchases of short term sovereign debt. Days later, the US Federal Reserve announced an aggressive stimulus package involving open-ended monthly purchases of agency mortgage-backed securities.

Going into the fall, US stocks slid on lackluster corporate earnings reports and market volatility rose leading up to the US Presidential election. Global trade slowed as many European countries fell into recession and growth continued to decelerate in China, where a once-a-decade leadership change compounded uncertainty. In the United States, automatic tax increases and spending cuts that had been scheduled to take effect at the beginning of 2013 (known as the “fiscal cliff”) threatened to push the nation into recession unless politicians could agree upon alternate measures to reduce the deficit before the end of 2012. Worries that bipartisan gridlock would preclude a budget deal prior to the deadline drove high levels of volatility in financial markets around the world in the months leading up to the last day of the year. Ultimately, the United States averted the worst of the fiscal cliff with a last-minute tax deal. Relief from US fiscal worries, however, was only partial as decisions relating to spending cuts and the debt ceiling remained pending as financial markets closed for the year.

All major asset classes generated positive returns for the 6- and 12-month periods ended December 31, 2012. Riskier assets outperformed higher quality investments as investors sought meaningful returns in a low interest rate environment. International and emerging market equities were the strongest performers. US Treasury yields were volatile, but declined overall, resulting in moderate gains for higher quality fixed income sectors. Tax-exempt municipal bonds benefited from a favorable supply-and-demand environment. Near-zero short term interest rates continued to keep yields on money market securities near their all-time lows.

The New Year brings a host of unknowns, but we believe new opportunities abound. BlackRock was built to provide the global market insight, breadth of capabilities, unbiased investment advice and deep risk management expertise these times require. With access to every asset class, geography and investment style, and extensive market intelligence, we help investors of all sizes build dynamic, diverse portfolios to achieve better, more consistent returns over time. We encourage you to visit www.blackrock.com/newworld for more information.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

“Although 2012 brought its share of headwinds, the strongest returns came from higher-risk asset classes as investors reached for yield in an environment of extremely low interest rates.”

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of December 31, 2012
	6-month	12-month
US large cap equities (S&P 500® Index)	5.95%	16.00%
US small cap equities (Russell 2000® Index)	7.20	16.35
International equities (MSCI Europe, Australasia, Far East Index)	13.95	17.32
Emerging market equities (MSCI Emerging Markets Index)	13.75	18.22
3-month Treasury bill (BofA Merrill Lynch 3-Month US Treasury Bill Index)	0.07	0.11
US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index)	0.71	4.18
US investment grade bonds (Barclays US Aggregate Bond Index)	1.80	4.21
Tax-exempt municipal bonds (S&P Municipal Bond Index)	3.15	7.42
US high yield bonds (Barclays US Corporate High Yield 2% Issuer Capped Index)	7.97	15.78
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of December 31, 2012

Investment Objective

BlackRock Pacific Fund, Inc.’s (the “Fund”) investment objective is to seek long-term capital appreciation primarily through investment in equity securities of corporations domiciled in Far Eastern or Western Pacific countries, including Japan, Australia, Hong Kong, Taiwan, Singapore, South Korea and India.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period ended December 31, 2012, the Fund outperformed its benchmark, the MSCI All Country Asia Pacific Index.

What factors influenced performance?

•	Relative to the benchmark index, stock selection in Japan, China, Hong Kong, the Philippines, Taiwan and Indonesia drove the Fund’s outperformance. At a stock level, Chinese property company Shimao Property Holdings Ltd. was the top contributor. The stock re-rated during 2012 as a beneficiary of urbanization in China and falling finance costs. Hong Kong casino Galaxy Entertainment Group Ltd. outperformed on upgrades to earnings and further expansion plans in Macau. Korean phone component maker PARTRON Co. Ltd. outperformed on earnings upgrades following strong smartphone demand.

•	Conversely, the Fund’s holdings in Australia had the most substantial negative impact on Fund returns. Newcrest Mining Ltd. was partially sold off on a lower gold price and increasing extraction costs. SNU Precision Co. Ltd. in Korea was the largest detractor from performance, as the OLED technology (organic light-emitting diode) expansion by Samsung Electronics Co. Ltd. was delayed.

Describe recent portfolio activity.

•	During the 12-month period, the Fund reduced exposure to Australia, moving from an overweight to an underweight position in the country. In China, the Fund reduced its overweight exposure while moving from an underweight to an overweight in Hong Kong. In Japan, the Fund reduced its underweight exposure, increasing weightings in financials and buying positions in companies that would benefit from easier monetary policy.

Describe portfolio positioning at period end.

•	At period end, the Fund’s largest overweights relative to the MSCI All Country Asia Pacific Index were in the Philippines, China and Hong Kong, while Australia, Taiwan, Korea and Japan remain the largest underweight markets. Management continues to remain positive on the outlook for Asian equities in the near term. Economic activity has continued to improve, particularly in China, and management believes it will likely lead to the earnings revisions cycle turning more positive. Valuations remain attractive and growth prospects are improving moderately.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Long-Term Investments

Samsung Electronics Co., Ltd.	4%
Toyota Motor Corp.	4
Commonwealth Bank of Australia	3
Mitsubishi UFJ Financial Group, Inc.	3
Sumitomo Mitsui Financial Group, Inc.	3
National Australia Bank Ltd.	2
BHP Billiton Plc	2
Canon, Inc.	2
WuXi PharmaTech Cayman, Inc.—ADR	2
China Petroleum & Chemical Corp, Class H	2

Geographic Allocation	Percent of Long-Term Investments

Japan	34%
Hong Kong	13
China	12
Australia	10
South Korea	8
Phillipines	5
India	4
Taiwan	4
Indonesia	3
Thailand	2
United Kingdom	2
Singapore	2
Malaysia	1

4	BLACKROCK PACIFIC FUND, INC.	DECEMBER 31, 2012

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.

[2]	The Fund invests primarily in a portfolio of equity securities of companies located in Far Eastern or Western Pacific countries. Many of the companies in which the Fund invests are located in markets generally considered to be emerging markets.

[3]	This index is a free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of the developed and emerging markets in the Pacific region.

Performance Summary for the Period Ended December 31, 2012

		Average Annual Total Returns[4]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	16.01%	24.80%	N/A	(0.42)%	N/A	9.83%	N/A
Investor A	15.86	24.56	18.02%	(0.66)	(1.73)%	9.56	8.97%
Investor B	15.39	23.46	18.96	(1.48)	(1.74)	8.86	8.86
Investor C	15.41	23.62	22.62	(1.42)	(1.42)	8.72	8.72
Class R	15.56	23.88	N/A	(1.23)	N/A	9.24	N/A
MSCI All Country Asia Pacific Index	11.80	16.78	N/A	(1.48)	N/A	9.73	N/A
Composite Index[5]	8.75	13.36	N/A	(1.94)	N/A	8.36	N/A
MSCI Australia	18.13	22.30	N/A	2.06	N/A	16.15	N/A
MSCI Hong Kong	18.91	28.27	N/A	0.73	N/A	13.58	N/A
MSCI India	15.99	25.97	N/A	(7.24)	N/A	18.03	N/A
MSCI Japan	4.98	8.36	N/A	(4.11)	N/A	5.06	N/A
MSCI Singapore	14.12	30.99	N/A	3.78	N/A	15.87	N/A
MSCI South Korea	15.15	21.48	N/A	1.05	N/A	15.36	N/A
MSCI Taiwan	12.59	16.68	N/A	1.54	N/A	8.73	N/A

[4]	Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 6 for a detailed description of share classes, including any related sales charges and fees.

[5]	The unmanaged Composite Index, a customized index used to measure the Fund’s relative performance, is comprised as follows: 68% MSCI Japan, 10% MSCI Australia, 10% MSCI Hong Kong, 6% MSCI Taiwan, 2% MSCI India, 2% MSCI South Korea and 2% MSCI Singapore.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

BLACKROCK PACIFIC FUND, INC.	DECEMBER 31, 2012	5

About Fund Performance

•	Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to eligible investors.

•	Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee).

•	Investor B Shares are subject to a maximum contingent deferred sales charge (“CDSC”) of 4.50% declining to 0% after six years. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion. These shares are only available through exchanges and dividend reinvestments by existing shareholders and for purchase by certain qualified employee benefit plans.

•	Investor C Shares are subject to a 1% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% and a service fee of 0.25% per year.

•	Class R Shares are not subject to any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. Class R Shares are available only to certain retirement plans and other similar plans. Prior to January 3, 2003, the commencement of operations of Class R Shares, Class R Share performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Class R Share fees.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on the previous page assume reinvestment of all dividends and capital gain distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

6	BLACKROCK PACIFIC FUND, INC.	DECEMBER 31, 2012

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) expenses related to transactions, including sales charges and exchange fees; and (b) operating expenses, including advisory fees, service and distribution fees including 12b-1 fees, and other Fund expenses. The expense example shown below (which is based on a hypothetical investment of $1,000 invested on July 1, 2012 and held through December 31, 2012) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges or exchange fees. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Expense Example

	Actual			Hypothetical[2]
	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During the Period[1]	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During the Period[1]	Annualized Expense Ratio
Institutional	$1,000.00	$1,160.10	$5.43	$1,000.00	$1,020.14	$5.08	1.00%
Investor A	$1,000.00	$1,158.60	$6.35	$1,000.00	$1,019.24	$5.94	1.17%
Investor B	$1,000.00	$1,153.90	$10.94	$1,000.00	$1,015.04	$10.23	2.02%
Investor C	$1,000.00	$1,153.90	$10.50	$1,000.00	$1,015.44	$9.83	1.94%
Class R	$1,000.00	$1,154.10	$9.31	$1,000.00	$1,016.44	$8.72	1.72%

[1]	For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period shown).

[2]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 366.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments, including foreign currency exchange contracts and options, as specified in Note 2 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to hedge market, equity and/or foreign currency exchange rate risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Fund’s ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation the Fund can realize on an investment, may result in lower dividends paid to shareholders or may cause the Fund to hold an investment that it might otherwise sell. The Fund’s investments in these instruments are discussed in detail in the Notes to Financial Statements.

BLACKROCK PACIFIC FUND, INC.	DECEMBER 31, 2012	7

Schedule of Investments December 31, 2012	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Australia — 10.1%
Commonwealth Bank of Australia	159,639	$10,396,708
Lend Lease Group	479,619	4,683,849
National Australia Bank Ltd.	265,760	6,990,305
Newcrest Mining Ltd.	156,987	3,672,346
Suncorp Group Ltd.	438,462	4,682,261

		30,425,469
China — 11.7%
Agricultural Bank of China Ltd., Class H	7,637,000	3,853,983
Beijing Capital International Airport Co. Ltd., Class H	4,222,000	3,064,630
China CITIC Bank Corp. Ltd., Class H	4,304,000	2,608,310
China Communications Construction Co. Ltd., Class H	2,977,000	2,931,346
China Pacific Insurance Group Co. Ltd., Class H	824,800	3,109,908
China Petroleum & Chemical Corp., Class H	4,734,000	5,450,130
China Shipping Container Lines Co. Ltd., Class H (a)(b)	6,184,000	1,830,222
Haitong Securities Co., Ltd., Class H (a)	2,758,000	4,808,272
Jiangxi Copper Co. Ltd., Class H	750,000	2,020,354
WuXi PharmaTech Cayman, Inc.—ADR (a)	355,733	5,602,795

		35,279,950
Hong Kong — 12.8%
AIA Group Ltd.	1,114,400	4,420,084
AviChina Industry & Technology Co., Ltd., Class H	4,920,000	2,211,882
China Resources Cement Holdings, Ltd.	3,266,000	2,194,578
China Resources Power Holdings Co. Ltd.	1,152,000	2,968,058
Galaxy Entertainment Group Ltd. (a)	1,269,000	5,088,413
Henderson Land Development Co., Ltd.	257,545	1,843,817
HKT Trust and HKT Ltd.	3,428,000	3,367,021
Huabao International Holdings Ltd. (b)	4,130,000	2,067,174
Hutchison Whampoa Ltd.	416,000	4,408,330
MTR Corp.	509,500	2,018,916
Sands China Ltd.	894,400	3,998,561
Zhuzhou CSR Times Electric Co. Ltd., Class H	1,043,000	3,958,526

		38,545,360
India — 4.2%
CESC Ltd.	453,237	2,658,588
Housing Development Finance Corp.	249,648	3,813,822
Infrastructure Development Finance Co. Ltd.	937,365	2,973,042
Ipca Laboratories, Ltd.	322,705	3,054,477

		12,499,929
Indonesia — 3.5%
Alam Sutera Realty Tbk PT	28,002,500	1,752,253
Bank Rakyat Indonesia Persero Tbk PT	3,824,500	2,773,734
Erajaya Swasembada Tbk PT (a)	11,051,000	3,404,373
Summarecon Agung Tbk PT	13,209,500	2,613,557

		10,543,917

Japan — 33.8%
Asahi Glass Co. Ltd.	481,000	$3,512,067
Bridgestone Corp.	129,600	3,373,688
Canon, Inc.	167,500	6,492,255
Chubu Electric Power Co., Inc.	188,300	2,512,817
Daihatsu Motor Co. Ltd.	154,000	3,068,118
East Japan Railway Co.	42,600	2,754,691
Fuji Media Holdings, Inc.	1,078	1,629,358
Hitachi Ltd.	833,000	4,901,792
Inpex Corp.	578	3,091,352
KDDI Corp.	51,000	3,605,561
Mitsubishi Estate Co. Ltd.	203,000	4,859,961
Mitsubishi UFJ Financial Group, Inc.	1,653,200	8,945,653
Monex Group, Inc.	15,315	3,860,243
Nippon Steel Corp.	1,420,000	3,496,284
ORIX Corp.	36,440	4,116,205
Seiko Epson Corp. (b)	306,200	2,497,581
Shionogi & Co. Ltd.	133,000	2,216,289
Softbank Corp.	120,100	4,400,609
Sumitomo Corp.	206,600	2,650,636
Sumitomo Mitsui Financial Group, Inc.	222,700	8,093,316
Sumitomo Osaka Cement Co. Ltd.	692,000	2,520,159
Toshiba Corp.	1,185,000	4,690,491
Toyota Motor Corp.	243,600	11,375,175
Yahoo Japan Corp.	9,019	2,920,310

		101,584,611
Malaysia — 0.7%
Padini Holdings Bhd	3,582,700	2,183,325
Philippines — 5.0%
Alliance Global Group, Inc.	7,909,100	3,240,987
Banco de Oro Unibank, Inc. (a)	1,179,140	2,095,004
GT Capital Holdings, Inc.	214,300	3,240,041
Megaworld Corp.	60,404,000	4,088,721
Puregold Price Club, Inc.	2,908,900	2,337,746

		15,002,499
Singapore — 2.0%
Ezion Holdings, Ltd.	1,277,000	1,804,820
Neptune Orient Lines Ltd. (a)(b)	1,979,000	1,884,563
Overseas Union Enterprises Ltd. (b)	1,084,000	2,485,493

		6,174,876
South Korea — 7.8%
Hyundai Motor Co.	19,474	4,014,449
PARTRON Co. Ltd.	204,284	3,752,383
Samsung Electronics Co. Ltd.	8,032	11,540,374
Shinhan Financial Groups Co. Ltd.	90,545	3,313,722
SNU Precision Co. Ltd. (a)	172,636	783,041

		23,403,969

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedule of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:	ADR	American Depositary Receipts
	AUD	Australian Dollar
	HKD	Hong Kong Dollar
	MYR	Malaysian Ringgit
	USD	US Dollar

See Notes to Financial Statements.

8	BLACKROCK PACIFIC FUND, INC.	DECEMBER 31, 2012

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Taiwan — 3.5%
Chipbond Technology Corp.	1,260,000	$2,487,970
Taiwan Semiconductor Manufacturing Co. Ltd.	627,000	2,097,195
TPK Holding Co. Ltd.	202,000	3,617,122
Win Semiconductors Corp.	2,160,000	2,453,620

		10,655,907
Thailand — 2.5%
Amata Corp. PCL	4,498,100	2,398,736
Kasikornbank Public Co. Ltd.	403,600	2,568,311
Krung Thai Bank PCL	3,884,300	2,508,221

		7,475,268
United Kingdom — 2.2%
BHP Billiton Plc	184,873	6,521,114
Total Long-Term Investments (Cost — $251,366,549) — 99.8%		300,296,194

Short-Term Securities
Money Market Funds — 2.5%
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.11% (c)(d)	226,124	226,124

	Beneficial Interest (000)
BlackRock Liquidity Series LLC, Money Market Series, 0.29% (c)(d)(e)	USD 7,119	7,118,890
Total Money Market Funds – 2.5%		7,345,014

Time Deposits — 0.1%
Australia — 0.1%
JPMorgan Chase & Co., 1.81%, 1/02/13	AUD 239	$248,380
Total Short-Term Securities (Cost — $7,593,394) — 2.6%		7,593,394

Options Purchased
(Cost — $369,892) — 0.0%		52,330
Total Investments (Cost — $259,329,835) — 102.4%		307,941,918
Liabilities in Excess of Other Assets — (2.4)%		(7,120,003)

Net Assets — 100.0%		$300,821,915

Notes to Schedule of Investments
(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	Investments in issuers considered to be an affiliate of the Fund during the year ended December 31, 2012, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/Beneficial Interest Held at December 31, 2011	Net Activity	Shares/Beneficial Interest Held at December 31, 2012	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	8,173,591	(7,947,467)	226,124	$10,148
BlackRock Liquidity Series, LLC Money Market Series	$11,248,360	$(4,129,470)	$7,118,890	$442,700

(d)	Represents the current yield as of report date.

(e)	Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

See Notes to Financial Statements.

BLACKROCK PACIFIC FUND, INC.	DECEMBER 31, 2012	9

Schedule of Investments (continued)

•	Foreign currency exchange contracts as of December 31, 2012 were as follows:

Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation
USD 23,485	MYR 71,654	Brown Brothers Harriman & Co.	1/03/13	$54

•	Exchange-traded options purchased as of December 31, 2012 were as follows:

Description	Put/Call	Strike Price	Expiration Date	Contracts	Market Value
Hang Seng Index	Put	HKD 18,000	3/27/13	208	$52,330

•	Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the Fund has the ability to access

•	Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•	Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of December 31, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long -Term Investments:
Common Stocks:
Australia	—	$30,425,469	—	$30,425,469
China	$5,602,795	29,677,155	—	35,279,950
Hong Kong	—	38,545,360	—	38,545,360
India	3,054,477	9,445,452	—	12,499,929
Indonesia	—	10,543,917	—	10,543,917
Japan	—	101,584,611	—	101,584,611
Malaysia	—	2,183,325	—	2,183,325
Philippines	2,337,746	12,664,753	—	15,002,499
Singapore	—	6,174,876	—	6,174,876
South Korea	—	23,403,969	—	23,403,969
Taiwan	—	10,655,907	—	10,655,907
Thailand	—	7,475,268	—	7,475,268
United Kingdom	—	6,521,114	—	6,521,114
Short-Term Securities:
Money Market Funds	226,124	7,118,890	—	7,345,014
Time Deposits	—	248,380	—	248,380
Options Purchased:
Equity contracts	52,330	—	—	52,330

Total	$11,273,472	$296,668,446	—	$307,941,918

See Notes to Financial Statements.

10	BLACKROCK PACIFIC FUND, INC.	DECEMBER 31, 2012

Schedule of Investments (concluded)

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Foreign currency exchange contracts	—	$54	—	$54

[1]	Derivative financial instruments are foreign currency exchange contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

Certain of the Fund’s assets and liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of December 31, 2012, such assets and liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Foreign currency at value	$754,721	—	—	$754,721
Liabilities:
Collateral on securities loaned at value	—	$(7,118,890)	—	(7,118,890)

Total	$754,721	$(7,118,890)	—	$(6,364,169)

There were no transfers between levels during the year ended December 31, 2012.

See Notes to Financial Statements.

BLACKROCK PACIFIC FUND, INC.	DECEMBER 31, 2012	11

Statement of Assets and Liabilities

December 31, 2012

Assets
Investments at value — unaffiliated (including securities loaned at value of $6,781,621) ( cost — $251,984,821)	$300,596,904
Investments at value — affiliated (cost — $7,345,014)	7,345,014
Foreign currency at value (cost — $759,369)	754,721
Dividends receivable	259,899
Capital shares sold receivable	233,289
Securities lending income receivable — affiliated	21,592
Unrealized appreciation on foreign currency exchange contracts	54
Prepaid expenses	6,921

Total assets	309,218,394

Liabilities
Collateral on securities loaned at value	7,118,890
Capital shares redeemed payable	815,575
Investment advisory fees payable	149,435
Service and distribution fees payable	59,049
Deferred foreign capital gain tax payable	7,933
Other affiliates payable	1,484
Officer’s and Directors’ fees payable	155
Other accrued expenses payable	243,958

Total liabilities	8,396,479

Net Assets	$300,821,915

Net Assets Consist of
Paid-in capital	$253,309,551
Undistributed net investment income	552,765
Accumulated net realized loss	(1,637,599)
Net unrealized appreciation/depreciation	48,597,198

Net Assets	$300,821,915

Net Asset Value
Institutional — Based on net assets of $123,546,292 and 6,960,398 shares outstanding, 100 million shares authorized, $0.10 par value	$17.75

Investor A — Based on net assets of $136,145,661 and 7,735,508 shares outstanding, 100 million shares authorized, $0.10 par value	$17.60

Investor B — Based on net assets of $3,096,737 and 201,378 shares outstanding, 200 million shares authorized, $0.10 par value	$15.38

Investor C — Based on net assets of $33,272,348 and 2,369,526 shares outstanding, 100 million shares authorized, $0.10 par value	$14.04

Class R — Based on net assets of $4,760,877 and 315,512 shares outstanding, 200 million shares authorized, $0.10 par value	$15.09

See Notes to Financial Statements.

12	BLACKROCK PACIFIC FUND, INC.	DECEMBER 31, 2012

Statement of Operations

Year Ended December 31, 2012

Investment Income
Dividends — unaffiliated	$7,803,803
Foreign taxes withheld	(420,520)
Dividends — affiliated	10,148
Interest	3,364
Securities lending — affiliated — net	442,700

Total income	7,839,495

Expenses
Investment advisory	1,860,725
Service — Investor A	333,642
Service and distribution — Investor B	33,417
Service and distribution — Investor C	348,937
Service and distribution — Class R	25,024
Transfer agent — Institutional	240,299
Transfer agent — Investor A	199,056
Transfer agent — Investor B	9,388
Transfer agent — Investor C	63,800
Transfer agent — Class R	22,559
Custodian	192,376
Professional	115,509
Accounting services	87,169
Printing	51,367
Registration	48,963
Officer and Directors	11,241
Miscellaneous	37,676

Total expenses	3,681,148
Less fees waived by Manager	(5,049)

Total expenses after fees waived	3,676,099

Net investment income	4,163,396

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	15,112,152
Foreign currency transactions	(136,097)

14,976,055

Net change in unrealized appreciation/depreciation on:
Investments (including $7,933 foreign capital gain tax)	51,791,776
Foreign currency translations	(8,837)

51,782,939

Total realized and unrealized gain	66,758,994

Net Increase in Net Assets Resulting from Operations	$70,922,390

See Notes to Financial Statements.

BLACKROCK PACIFIC FUND, INC.	DECEMBER 31, 2012	13

Statements of Changes in Net Assets

	Year Ended December 31,
Increase (Decrease) in Net Assets:	2012	2011

Operations
Net investment income	$4,163,396	$5,168,356
Net realized gain (loss)	14,976,055	(659,480)
Net change in unrealized appreciation/depreciation	51,782,939	(95,908,640)

Net increase (decrease) in net assets resulting from operations	70,922,390	(91,399,764)

Dividends and Distributions to Shareholders From[1]
Net investment income:
Institutional	(2,915,659)	(1,527,921)
Investor A	(3,036,123)	(842,124)
Investor B	(50,471)	(8,451)
Investor C	(691,926)	(73,014)
Class R	(105,671)	(7,060)
Net realized gain:
Institutional	(463,840)	(8,502,605)
Investor A	(521,098)	(8,353,559)
Investor B	(13,613)	(317,903)
Investor C	(158,240)	(2,922,280)
Class R	(21,315)	(309,296)

Decrease in net assets resulting from dividends and distributions to shareholders	(7,977,956)	(22,864,213)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	(99,915,794)	13,185,906

Redemption Fee
Redemption fee	—	947

Net Assets
Total decrease in net assets	(36,971,360)	(101,077,124)
Beginning of year	337,793,275	438,870,399

End of year	$300,821,915	$337,793,275

Undistributed net investment income	$552,765	$2,264,980

[1]	Dividends and distributions are determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

14	BLACKROCK PACIFIC FUND, INC.	DECEMBER 31, 2012

Financial Highlights

	Institutional
	Year Ended December 31,
	2012	2011	2010	2009	2008

Per Share Operating Performance
Net asset value, beginning of year	$14.64	$19.73	$19.43	$14.71	$28.43

Net investment income[1]	0.25	0.28	0.36	0.26	0.47
Net realized and unrealized gain (loss)	3.34	(4.31)[2]	2.52 [2]	4.75 [2]	(10.67)[2]

Net increase (decrease) from investment operations	3.59	(4.03)	2.88	5.01	(10.20)

Dividends and distributions from:[3]
Net investment income	(0.41)	(0.15)	(0.26)	(0.29)	(0.23)
Net realized gain	(0.07)	(0.91)	(2.32)	—	(3.29)

Total dividends and distributions	(0.48)	(1.06)	(2.58)	(0.29)	(3.52)

Net asset value, end of year	$17.75	$14.64	$19.73	$19.43	$14.71

Total Investment Return[4]
Based on net asset value	24.80%	(20.96)%	15.92%	34.10%	(36.13)%

Ratios to Average Net Assets
Total expenses	0.95%	0.92%	0.91%	0.97%	0.88%

Total expenses after fees waived	0.95%	0.92%	0.91%	0.97%	0.88%

Net investment income	1.57%	1.60%	1.89%	1.57%	2.03%

Supplemental Data
Net assets, end of year (000)	$123,546	$162,425	$161,431	$196,067	$168,030

Portfolio turnover	114%	149%	124%	136%	86%

[1]	Based on average shares outstanding.

[2]	Includes a redemption fee, which is less than $0.01 per share.

[3]	Dividends and distributions are determined in accordance with federal income tax regulations.

[4]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

See Notes to Financial Statements.

BLACKROCK PACIFIC FUND, INC.	DECEMBER 31, 2012	15

Financial Highlights (continued)

	Investor A
	Year Ended December 31,
	2012	2011	2010	2009	2008

Per Share Operating Performance
Net asset value, beginning of year	$14.52	$19.56	$19.29	$14.61	$28.24

Net investment income[1]	0.22	0.23	0.32	0.22	0.40
Net realized and unrealized gain (loss)	3.31	(4.27)[2]	2.48 [2]	4.71 [2]	(10.58)[2]

Net increase (decrease) from investment operations	3.53	(4.04)	2.80	4.93	(10.18)

Dividends and distributions from:[3]
Net investment income	(0.38)	(0.09)	(0.21)	(0.25)	(0.16)
Net realized gain	(0.07)	(0.91)	(2.32)	—	(3.29)

Total dividends and distributions	(0.45)	(1.00)	(2.53)	(0.25)	(3.45)

Net asset value, end of year	$17.60	$14.52	$19.56	$19.29	$14.61

Total Investment Return[4]
Based on net asset value	24.56%	(21.17)%	15.63%	33.79%	(36.32)%

Ratios to Average Net Assets
Total expenses	1.18%	1.17%	1.16%	1.19%	1.16%

Total expenses after fees waived	1.17%	1.17%	1.16%	1.19%	1.16%

Net investment income	1.36%	1.31%	1.68%	1.35%	1.73%

Supplemental Data
Net assets, end of year (000)	$136,146	$131,285	$200,191	$201,637	$166,829

Portfolio turnover	114%	149%	124%	136%	86%

[1]	Based on average shares outstanding.

[2]	Includes a redemption fee, which is less than $0.01 per share.

[3]	Dividends and distributions are determined in accordance with federal income tax regulations.

[4]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

See Notes to Financial Statements.

16	BLACKROCK PACIFIC FUND, INC.	DECEMBER 31, 2012

Financial Highlights (continued)

	Investor B
	Year Ended December 31,
	2012	2011	2010	2009	2008

Per Share Operating Performance
Net asset value, beginning of year	$12.73	$17.34	$17.36	$13.17	$25.89

Net investment income[1]	0.07	0.07	0.14	0.08	0.20
Net realized and unrealized gain (loss)	2.89	(3.75)[2]	2.20 [2]	4.21 [2]	(9.63)[2]

Net increase (decrease) from investment operations	2.96	(3.68)	2.34	4.29	(9.43)

Dividends and distributions from:[3]
Net investment income	(0.24)	(0.02)	(0.06)	(0.10)	—
Net realized gain	(0.07)	(0.91)	(2.30)	—	(3.29)

Total dividends and distributions	(0.31)	(0.93)	(2.36)	(0.10)	(3.29)

Net asset value, end of year	$15.38	$12.73	$17.34	$17.36	$13.17

Total Investment Return[4]
Based on net asset value	23.46%	(21.81)%	14.68%	32.61%	(36.78)%

Ratios to Average Net Assets
Total expenses	2.06%	2.02%	1.98%	2.05%	1.93%

Total expenses after fees waived	2.06%	2.02%	1.98%	2.05%	1.93%

Net investment income	0.47%	0.46%	0.85%	0.55%	0.96%

Supplemental Data
Net assets, end of year (000)	$3,097	$3,925	$8,492	$11,570	$14,317

Portfolio turnover	114%	149%	124%	136%	86%

[1]	Based on average shares outstanding.

[2]	Includes a redemption fee, which is less than $0.01 per share.

[3]	Dividends and distributions are determined in accordance with federal income tax regulations.

[4]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

See Notes to Financial Statements.

BLACKROCK PACIFIC FUND, INC.	DECEMBER 31, 2012	17

Financial Highlights (continued)

	Investor C
	Year Ended December 31,
	2012	2011	2010	2009	2008

Per Share Operating Performance
Net asset value, beginning of year	$11.66	$15.97	$16.20	$12.31	$24.53

Net investment income[1]	0.07	0.08	0.14	0.08	0.21
Net realized and unrealized gain (loss)	2.65	(3.46)[2]	2.04 [2]	3.96 [2]	(9.14)[2]

Net increase (decrease) from investment operations	2.72	(3.38)	2.18	4.04	(8.93)

Dividends and distributions from:[3]
Net investment income	(0.27)	(0.02)	(0.09)	(0.15)	—
Net realized gain	(0.07)	(0.91)	(2.32)	—	(3.29)

Total dividends and distributions	(0.34)	(0.93)	(2.41)	(0.15)	(3.29)

Net asset value, end of year	$14.04	$11.66	$15.97	$16.20	$12.31

Total Investment Return[4]
Based on net asset value	23.62%	(21.81)%	14.72%	32.82%	(36.79)%

Ratios to Average Net Assets
Total expenses	1.96%	1.96%	1.93%	1.98%	1.89%

Total expenses after fees waived	1.96%	1.96%	1.93%	1.98%	1.89%

Net investment income	0.58%	0.52%	0.90%	0.57%	1.03%

Supplemental Data
Net assets, end of year (000)	$33,272	$35,599	$62,452	$69,247	$62,527

Portfolio turnover	114%	149%	124%	136%	86%

[1]	Based on average shares outstanding.

[2]	Includes a redemption fee, which is less than $0.01 per share.

[3]	Dividends and distributions are determined in accordance with federal income tax regulations.

[4]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

See Notes to Financial Statements.

18	BLACKROCK PACIFIC FUND, INC.	DECEMBER 31, 2012

Financial Highlights (concluded)

	Class R
	Year Ended December 31,
	2012	2011	2010	2009	2008

Per Share Operating Performance
Net asset value, beginning of year	$12.51	$17.01	$17.11	$13.01	$25.70

Net investment income[1]	0.11	0.11	0.19	0.11	0.24
Net realized and unrealized gain (loss)	2.84	(3.68)[2]	2.17 [2]	4.16 [2]	(9.58)[2]

Net increase (decrease) from investment operations	2.95	(3.57)	2.36	4.27	(9.34)

Dividends and distributions from:[3]
Net investment income	(0.30)	(0.02)	(0.14)	(0.17)	(0.06)
Net realized gain	(0.07)	(0.91)	(2.32)	—	(3.29)

Total dividends and distributions	(0.37)	(0.93)	(2.46)	(0.17)	(3.35)

Net asset value, end of year	$15.09	$12.51	$17.01	$17.11	$13.01

Total Investment Return[4]
Based on net asset value	23.88%	(21.58)%	14.97%	32.88%	(36.67)%

Ratios to Average Net Assets
Total expenses	1.73%	1.74%	1.71%	1.80%	1.73%

Total expenses after fees waived	1.73%	1.74%	1.71%	1.80%	1.73%

Net investment income	0.84%	0.74%	1.11%	0.75%	1.17%

Supplemental Data
Net assets, end of year (000)	$4,761	$4,559	$6,305	$5,108	$3,592

Portfolio turnover	114%	149%	124%	136%	86%

[1]	Based on average shares outstanding.

[2]	Includes a redemption fee, which is less than $0.01 per share.

[3]	Dividends and distributions are determined in accordance with federal income tax regulations.

[4]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

See Notes to Financial Statements.

BLACKROCK PACIFIC FUND, INC.	DECEMBER 31, 2012	19

Notes to Financial Statements

1. Organization and Significant Accounting Policies:

BlackRock Pacific Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, open-end management investment company. The Fund is organized as a Maryland corporation. The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund offers multiple classes of shares. Institutional Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are generally sold with a front-end sales charge. Investor B and Investor C Shares may be subject to a CDSC. Class R Shares are sold without a sales charge and only to certain retirement and other similar plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Investor A, Investor B, Investor C and Class R Shares bear certain expenses related to the shareholder servicing of such shares, and Investor B, Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Investor B Shares automatically convert to Investor A Shares after approximately eight years. Investor B Shares are only available through exchanges and dividend reinvestments by existing shareholders and for purchase by certain qualified employee benefit plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution and service plan).

The following is a summary of significant accounting policies followed by the Fund:

Valuation: US GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Directors of the Fund (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Fund for all financial instruments.

Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Investments in open-end registered investment companies are valued at NAV each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

The Fund values its investments in BlackRock Liquidity Series, LLC Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Fund may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor in the Money Market Series to withdraw more than 25% on any one day.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

In the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length trans-

20	BLACKROCK PACIFIC FUND, INC.	DECEMBER 31, 2012

Notes to Financial Statements (continued)

action. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deem relevant consistent with the principles of fair value measurement, which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. A market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Fund’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to affect the value of such instruments materially, those instruments may be Fair Value Assets and valued at their fair value, as determined in good faith by the Global Valuation Committee using a pricing service and/or policies approved by the Board. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and OTC options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Foreign Currency: The Fund’s books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the US dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because that currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Participation Notes: The Fund may invest in participation notes (“P-Notes”). P-Notes are promissory notes issued by banks or broker-dealers that are designed to offer the Fund a return measured by the change in the value of the underlying security or basket of securities (the “underlying security”) while not holding the actual shares of the underlying security. P-Notes are typically used to allow the Fund to gain exposure to securities traded in foreign markets that may be restricted due to country-specific regulations. When the P-Note matures, the issuer will pay to, or receive from, the Fund the difference between the value of the underlying security at the time of the purchase and the underlying security’s value at maturity of the P-Notes. Income received on P-Notes is recorded by the Fund as dividend income in the Statement of Operations. An investment in a P-Note involves additional risks beyond the risks normally associated with a direct investment in the underlying security. While the holder of a P-Note is entitled to receive from the bank or broker-dealer any dividends paid by the underlying security, the holder is not entitled to the same rights (e.g., voting rights) as a direct owner of the underlying security. P-Notes are considered general unsecured contractual obligations of the bank or broker-dealer. The Fund must rely on the creditworthiness of the issuer for its investment returns on the P-Notes and has no rights against the issuer of the underlying security. A P-Note may be more volatile and less liquid than other investments held by the Fund since the P-Note generally is dependent on the liquidity in the local trading market for the underlying security.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Fund either deliver collateral or segregate assets in connection with certain investments (e.g., foreign currency exchange contracts), the Fund will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or liquid securities having a

BLACKROCK PACIFIC FUND, INC.	DECEMBER 31, 2012	21

Notes to Financial Statements (continued)

market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, a Fund engaging in such transactions may have requirements to deliver/deposit securities to/with an exchange or broker-dealer as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. The portion of distributions that exceeds a Fund’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a nontaxable return of capital. Distributions in excess of a Fund’s taxable income and net capital gains, but not in excess of a Fund’s earnings and profits, will be taxable to shareholders as ordinary income and will not constitute a nontaxable return of capital. Capital losses carried forward from years beginning before 2011 do not reduce earnings and profits, even if such carried forward losses offset current year realized gains. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Securities Lending: The Fund may lend securities to approved borrowers, such as banks, brokers and other financial institutions. The borrower pledges cash, securities issued or guaranteed by the US government or irrevocable letters of credit issued by a bank as collateral. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on US exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Securities lending income, as disclosed in the Statement of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. During the term of the loan, the Fund earns dividend or interest income on the securities loaned but does not receive interest income on the securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate this risk the Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of securities lent. The Fund also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. During the year ended December 31, 2012, any securities on loan were collateralized by cash.

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax returns remains open for each of the four years ended December 31, 2012. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standards: In December 2011, the Financial Accounting Standards Board (the “FASB”) issued guidance that will expand current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financial instruments subject to master netting or similar agreements, which are eligible for offset in the Statement of Assets and Liabilities and will require an entity to disclose both gross and net information about such investments and transactions in the financial statements. In January 2013, the FASB issued guidance that clarifies which investments and transactions are subject to the offsetting disclosure requirements. The scope of the disclosure requirements for offsetting will be limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Fund’s financial statement disclosures.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other

22	BLACKROCK PACIFIC FUND, INC.	DECEMBER 31, 2012

Notes to Financial Statements (continued)

shared expenses pro rated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2. Derivative Financial Instruments:

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to economically hedge, or protect, its exposure to certain risks such as equity risk or foreign currency exchange rate risk. These contracts may be transacted on an exchange or OTC.

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. The Fund’s maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain netted against any collateral pledged by/posted to the counterparty.

The Fund may mitigate counterparty risk by procuring collateral and through netting provisions included within an International Swaps and Derivatives Association, Inc. master agreement (“ISDA Master Agreement”) implemented between the Fund and each of its respective counterparties. An ISDA Master Agreement allows the Fund to offset with each separate counterparty certain derivative financial instrument’s payables and/or receivables with collateral held. The amount of collateral moved to/from applicable counterparties is generally based upon minimum transfer amounts of up to $500,000. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. See Note 1 “Segregation and Collateralization” for information with respect to collateral practices. In addition, the Fund manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor its obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Foreign Currency Exchange Contracts: The Fund enters into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Fund, help to manage the overall exposure to the currencies, in which some of the investments held by the Fund are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies and the risk that the counterparty to the contract does not perform its obligations under the agreement.

Options: The Fund purchases and writes call and put options to increase or decrease its exposure to underlying instruments (including equity risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised), the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When the Fund purchases (write) an option, an amount equal to the premium paid (received) by the Fund is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Fund writes a call option, such option is “covered,” meaning that the Fund holds the underlying instrument subject to being called by the option counterparty. When the Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

BLACKROCK PACIFIC FUND, INC.	DECEMBER 31, 2012	23

Notes to Financial Statements (continued)

Derivative Financial Instruments Categorized by Risk Exposure:
Fair Values of Derivative Financial Instruments as of December 31, 2012
	Asset Derivatives
	Statement of Assets and Liabilities Location	Value
Equity contracts	Investments at value-unaffiliated[1]	$52,330

Foreign currency exchange contracts	Unrealized appreciation on foreign currency exchange contracts	54

Total		$52,384

[1]	Includes options purchased at value as reported in the Schedule of Investments.

The Effect of Derivative Financial Instruments in the Statement of Operations Year Ended December 31, 2012
Net Realized Gain (Loss) From
Foreign currency exchange contracts:
Foreign currency transactions	$(354,350)

Net Change in Unrealized Appreciation/Depreciation on
Equity contracts:
Options[2]	$(317,562)
Foreign currency exchange contracts:
Foreign currency translations	54

Total	$(317,508)

[2]	Options purchased are included in the net change in unrealized appreciation/depreciation on investments.

For the year ended December 31, 2012, the average quarterly balances of outstanding derivative financial instruments were as follows:

Foreign currency exchange contracts:
Average number of contracts — US dollars purchased	2
Average number of contracts — US dollars sold	2
Average US dollar amounts purchased	$1,177,726
Average US dollar amounts sold	$1,168,970
Options:
Average number of option contracts purchased	52
Average notional value of option contracts purchased	$6,038,047

3. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock.

The Fund entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee based on a percentage of the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First 1 Billion	0.60%
$1 Billion — $3 Billion	0.56%
$3 Billion — $5 Billion	0.54%
$5 Billion — $10 Billion	0.52%
Greater than $10 Billion	0.51%

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Fund’s investment in other affiliated investment companies, if any. This amount is included in fees waived by Manager in the Statement of Operations. For the year ended December 31, 2012, the amount waived was $5,049.

The Manager entered into a sub-advisory agreement with each of BlackRock Investment Management, LLC (“BIM”) and effective October 19, 2012, BlackRock (Hong Kong) Limited (“BHK”), both affiliates of the Manager. The Manager pays BIM and BHK, for services they provide, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager.

For the year ended December 31, 2012, the Fund reimbursed the Manager $3,993 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Fund entered into a Distribution Agreement and Distribution and Service Plans with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plans and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of the Fund as follows:

	Service Fee	Distribution Fee
Investor A	0.25%	—
Investor B	0.25%	0.75%
Investor C	0.25%	0.75%
Class R	0.25%	0.25%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Investor A, Investor B, Investor C and Class R shareholders.

Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting,

24	BLACKROCK PACIFIC FUND, INC.	DECEMBER 31, 2012

Notes to Financial Statements (continued)

recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended December 31, 2012, the Fund paid the following to affiliates in return for these services, which is included in transfer agent – class specific in the Statement of Operations:

Institutional	$7
Investor A	$351

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Fund, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the year ended December 31, 2012, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations:

Institutional	$4,401
Investor A	$3,851
Investor B	$221
Investor C	$950
Class R	$245

For the year ended December 31, 2012, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares, which totaled $2,471.

For the year ended December 31, 2012, affiliates received CDSCs as follows:

Investor A	$649
Investor B	$4,393
Investor C	$2,985

The Fund received an exemptive order from the SEC permitting it, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and has retained BIM as the securities lending agent. BIM may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. The market value of securities on loan and the value of the related collateral, if applicable, are shown in the Statement of Assets and Liabilities as securities loaned at value and collateral on securities loaned at value, respectively. The cash collateral invested by BIM is disclosed in the Schedule of Investments, if any. Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of rebates paid to, or fees paid by, borrowers of securities. The Fund retains 65% of securities lending income and pays a fee to BIM equal to 35% of such income. The Fund benefits from a borrower default indemnity provided by BlackRock. As securities lending agent, BIM bears all operational costs directly related to securities lending as well as the cost of borrower default indemnification. BIM does not receive any fees for managing the cash collateral. The share of income earned by the Fund is shown as securities lending — affiliated — net in the Statement of Operations. For the year ended December 31, 2012, BIM received $236,852 in securities lending agent fees related to securities lending activities for the Fund.

Certain officers and/or directors of the Fund are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of compensation paid to the Fund’s Chief Compliance Officer.

4. Investments:

Purchases and sales of investments excluding short-term securities for the year ended December 31, 2012, were $346,529,126 and $441,967,214, respectively.

5. Income Tax Information:

US GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of December 31, 2012 attributable to foreign currency transactions and the sale of stock of passive foreign investment companies were reclassified to the following accounts:

Undistributed net investment income...	$924,239
Accumulated net realized loss	$(924,239)

The tax character of distributions paid during the fiscal years ended December 31, 2012 and December 31, 2011 was as follows:

	12/31/12	12/31/11
Ordinary income	$6,799,850	$6,545,843
Long-term capital gains	1,178,106	16,318,370

Total	$7,977,956	$22,864,213

As of December 31, 2012, the tax components of accumulated net earnings were as follows:

Undistributed ordinary income	$1,654,615
Net unrealized gains[1]	46,523,268
Qualified late-year losses[2]	(665,519)

Total	$47,512,364

[1]	The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

[2]	The Fund has elected to defer certain qualified late-year losses and recognize such losses in the year ending December 31, 2013.

BLACKROCK PACIFIC FUND, INC.	DECEMBER 31, 2012	25

Notes to Financial Statements (continued)

As of December 31, 2012, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$261,403,765

Gross unrealized appreciation	$51,487,065
Gross unrealized depreciation	(4,948,912)

Net unrealized appreciation	$46,538,153

6. Borrowings:

The Fund, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions. Effective November 2011 to November 2012, the credit agreement had the following terms: a commitment fee of 0.065% per annum based on the Fund’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month London Interbank Offered Rate (“LIBOR”) plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. In addition, the Fund paid administration and arrangement fees which were allocated to the Fund based on its net assets as of October 31, 2011. The credit agreement, which expired in November 2012, was renewed with the same terms until November 2013. Effective November 2012 to November 2013, the credit agreement has the following terms: a commitment fee of 0.065% per annum based on the Fund’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. In addition, the Fund paid administration and arrangement fees which were allocated to the Fund based on its net assets as of October 31, 2012. The Fund did not borrow under the credit agreement during the year ended December 31, 2012.

7. Concentration, Market and Credit Risk:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

The Fund invests a substantial amount of its assets in issuers located in a single country or a limited number of countries. When the Fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries may have a significant impact on their investment performance. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the US. Foreign securities markets may also be less liquid, more volatile, and less subject to governmental supervision not typically associated with investing in US securities. Please see the Schedule of Investments for concentrations in specific countries.

As of December 31, 2012, the Fund had the following industry classifications:

Industry	Percent of Long-Term Investments
Commercial Banks	18%
Real Estate Management & Development	7
Automobiles	7
Semiconductors & Semiconductor Equipment	6
Electronic Equipment, Instruments & Components	5
Metals & Mining	5
Other[1]	52

[1]	All other industries held were each less than 5% of long-term investments.

26	BLACKROCK PACIFIC FUND, INC.	DECEMBER 31, 2012

Notes to Financial Statements (concluded)

8. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended December 31, 2012		Year Ended December 31, 2011
	Shares	Amount	Shares	Amount
Institutional
Shares sold	469,475	$7,619,904	4,083,435	$71,124,479
Shares issued in reinvestment of dividends and distributions	178,729	2,938,774	559,214	8,983,525
Shares redeemed	(4,784,461)	(78,769,838)	(1,729,877)	(30,317,300)

Net increase (decrease)	(4,136,257)	$(68,211,160)	2,912,772	$49,790,704

Investor A
Shares sold and automatic conversion of shares	987,888	$15,966,050	786,571	$14,049,283
Shares issued in reinvestment of dividends and distributions	187,857	3,054,012	489,088	8,046,652
Shares redeemed	(2,482,249)	(39,865,954)	(2,470,099)	(43,441,015)

Net decrease	(1,306,504)	$(20,845,892)	(1,194,440)	$(21,345,080)

Investor B
Shares sold	2,618	$36,324	3,235	$51,355
Shares issued in reinvestment of dividends and distributions	4,215	58,864	20,130	297,214
Shares redeemed and automatic conversion of shares	(113,891)	(1,588,244)	(204,679)	(3,136,375)

Net decrease	(107,058)	$(1,493,056)	(181,314)	$(2,787,806)

Investor C
Shares sold	170,476	$2,170,853	212,068	$3,176,219
Shares issued in reinvestment of dividends and distributions	60,154	771,419	203,530	2,730,531
Shares redeemed	(913,151)	(11,660,097)	(1,274,202)	(18,140,200)

Net decrease	(682,521)	$(8,717,825)	(858,604)	$(12,233,450)

Class R
Shares sold	192,353	$2,658,971	164,938	$2,503,071
Shares issued in reinvestment of dividends and distributions	9,193	126,986	22,319	316,356
Shares redeemed	(250,509)	(3,433,818)	(193,322)	(3,057,889)

Net decrease	(48,963)	$(647,861)	(6,065)	$(238,462)

Total Net Increase (Decrease)	(6,281,303)	$(99,915,794)	672,349	$13,185,906

Prior to April 1, 2011 there was a 2% redemption fee on shares redeemed or exchanged that have been held for 30 days or less. The redemption fees are collected and retained by the Fund for the benefit of the remaining shareholders. The redemption fees were recorded as a credit to paid-in-capital. Effective April 1, 2011, the redemption fee was terminated and is no longer charged by the Fund.

9. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK PACIFIC FUND, INC.	DECEMBER 31, 2012	27

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of BlackRock Pacific Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of BlackRock Pacific Fund, Inc. (the “Fund”), including the schedule of investments, as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of the securities owned as of December 31, 2012, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Pacific Fund, Inc. as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 22, 2013

Important Tax Information (Unaudited)

The following information is provided with respect to the ordinary income distributions paid by the Fund for the taxable year ended December 31, 2012.

	Payable Date	Percentage Per Share
Qualified Dividend Income for Individuals[1]	7/20/2012	100.00%
	12/14/2012	100.00%
Foreign Source Income[1]	7/20/2012	93.39%
	12/14/2012	93.39%
Foreign Taxes Paid Per Share[2]	7/20/2012	$0.020390
	12/14/2012	$0.016423

[1]	Expressed as a percentage of the cash distribution grossed-up for foreign taxes.

[2]	The foreign taxes paid represent taxes incurred by the Fund on income received by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax advisor regarding the appropriate treatment of foreign taxes paid.

Additionally, the Fund distributed long-term capital gains of $0.066841 per share to shareholders of record on December 12, 2012.

28	BLACKROCK PACIFIC FUND, INC.	DECEMBER 31, 2012

Officers and Directors

Name, Address and Year of Birth	Position(s) Held with Fund	Length of Time Served as a Director[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Directors[1]
Ronald W. Forbes 55 East 52nd Street New York, NY 10055 1940	Co-Chairman of the Board and Director	Since 2000	Professor Emeritus of Finance, School of Business, State University of New York at Albany since 2000.	33 RICs consisting of 106 Portfolios	None
Rodney D. Johnson 55 East 52nd Street New York, NY 10055 1941	Co-Chairman of the Board and Director	Since 2007	President, Fairmount Capital Advisors, Inc. since 1987; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia since 2004; Director, The Committee of Seventy (civic) since 2006; Director, Fox Chase Cancer Center from 2004 to 2011.	33 RICs consisting of 106 Portfolios	None
David O. Beim 55 East 52nd Street New York, NY 10055 1940	Director	Since 2007	Professor of Professional Practice at the Columbia University Graduate School of Business since 1991; Trustee, Phillips Exeter Academy since 2002; Chairman, Wave Hill, Inc. (public garden and cultural center) from 1990 to 2006.	33 RICs consisting of 106 Portfolios	None
Dr. Matina S. Horner 55 East 52nd Street New York, NY 10055 1939	Director	Since 2007	Executive Vice President of Teachers Insurance and Annuity Association and College Retirement Equities Fund from 1989 to 2003.	33 RICs consisting of 106 Portfolios	NSTAR (electric and gas utility)
Herbert I. London 55 East 52nd Street New York, NY 10055 1939	Director	Since 2007	Professor Emeritus, New York University since 2005; John M. Olin Professor of Humanities, New York University from 1993 to 2005 and Professor thereof from 1980 to 2005; President Emeritus, Hudson Institute (policy research organization) from 1997 to 2011 and Trustee since 1980; Chairman of the Board of Trustees for Grantham University since 2006; Director, InnoCentive, Inc. (strategic solutions company) since 2005; Director, Cerego, LLC (software development and design) since 2005; Director, Cybersettle (dispute resolution technology) since 2009.	33 RICs consisting of 106 Portfolios	AIMS Worldwide, Inc. (marketing)
Ian A. MacKinnon 55 East 52nd Street New York, NY 10055 1948	Director	Since 2012	Director, Kennett Capital, Inc. (investments) since 2006; Director, Free Library of Philadelphia from 1999 to 2008.	33 RICs consisting of 106 Portfolios	None
Cynthia A. Montgomery 55 East 52nd Street New York, NY 10055 1952	Director	Since 2000	Professor, Harvard Business School since 1989; Director, McLean Hospital since 2005; Director, Harvard Business School Publishing from 2005 to 2010.	33 RICs consisting of 106 Portfolios	Newell Rubbermaid, Inc. (manufacturing)
Joseph P. Platt 55 East 52nd Street New York, NY 10055 1947	Director	Since 2007	Director, The West Penn Allegheny Health System (a not-for-profit health system) since 2008; Director, Jones and Brown (Canadian insurance broker) since 1998; General Partner, Thorn Partners, LP (private investment) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Partner, Amarna Corporation, LLC (private investment company) from 2002 to 2008.	33 RICs consisting of 106 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company)
Robert C. Robb, Jr. 55 East 52nd Street New York, NY 10055 1945	Director	Since 2007	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981.	33 RICs consisting of 106 Portfolios	None

BLACKROCK PACIFIC FUND, INC.	DECEMBER 31, 2012	29

Officers and Directors (continued)

Name, Address and Year of Birth	Position(s) Held with Fund	Length of Time Served as a Director[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Directors[1] (concluded)
Toby Rosenblatt 55 East 52nd Street New York, NY 10055 1938	Director	Since 2007	President, Founders Investments Ltd. (private investments) since 1999; Director, Forward Management, LLC since 2007; Director, College Access Foundation of California (philanthropic foundation) since 2009; Director, A.P. Pharma, Inc. (specialty pharmaceuticals) from 1983 to 2011; Director, The James Irvine Foundation (philanthropic foundation) from 1998 to 2008.	33 RICs consisting of 106 Portfolios	None
Kenneth L. Urish 55 East 52nd Street New York, NY 10055 1951	Director	Since 2007	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Chairman Elect of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since 2001; Trustee, The Holy Family Foundation from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	33 RICs consisting of 106 Portfolios	None
Frederick W. Winter 55 East 52nd Street New York, NY 10055 1945	Director	Since 2007	Professor and Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh since 2005 and Dean thereof from 1997 to 2005; Director, Alkon Corporation (pneumatics) since 1992; Director, Tippman Sports (recreation) since 2005; Director, Indotronix International (IT services) from 2004 to 2008.	33 RICs consisting of 106 Portfolios	None

[1]   Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The Board has approved one-year extensions in terms of Directors who turn 72 prior to December 31, 2013.

[2]   Date shown is the earliest date a person has served for the Fund covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Directors as joining the Fund’s board in 2007, each Director first became a member of the board of other legacy MLIM or legacy BlackRock Funds as follows: David O. Beim, 1998; Ronald W. Forbes, 1977; Dr. Matina S. Horner, 2004; Rodney D. Johnson, 1995; Herbert I. London, 1987; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Robert C. Robb, Jr., 1998; Toby Rosenblatt, 2005; Kenneth L. Urish, 1999; and Frederick W. Winter, 1999.

Interested Directors[3]
Paul L. Audet 55 East 52nd Street New York, NY 10055 1953	Director	Since 2011	Senior Managing Director of BlackRock and Head of U.S. Mutual Funds since 2011; Chair of the U.S. Mutual Funds Committee reporting to the Global Executive Committee since 2011; Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees and of the BlackRock Alternative Investors Executive Committee and Investment Committee for the Private Equity Fund of Funds business since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.	155 RICs consisting of 278 Portfolios	None
Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Director	Since 2007	Consultant, BlackRock from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	155 RICs consisting of 278 Portfolios	None

[3]   Mr. Audet is an “interested person,” as defined in the 1940 Act, of the Fund based on his positions with BlackRock and its affiliates. Mr. Gabbay is an “interested person” of the Fund based on his former positions with BlackRock and its affiliates as well as his ownership of BlackRock and The PNC Financial Services Group, Inc. securities. Mr. Audet and Mr. Gabbay are also Directors of the BlackRock registered closed-end funds and Directors of other BlackRock registered open-end funds. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

30	BLACKROCK PACIFIC FUND, INC.	DECEMBER 31, 2012

Officers and Directors (concluded)

Name, Address and Year of Birth	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past Five Years
Officers[1]
John M. Perlowski 55 East 52nd Street New York, NY 10055 1964	President and Chief Executive Officer	Since 2010	Managing Director of BlackRock since 2009; Global Head of BlackRock Fund Administration since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.
Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2009	Managing Director of BlackRock since 2010; Director of BlackRock from 2008 to 2009; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009 and Co-head thereof from 2007 to 2009; Vice President of BlackRock from 2005 to 2008.
Neal Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2007	Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Brian Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2007	Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel of BlackRock since 2005.
Benjamin Archibald 55 East 52nd Street New York, NY 10055 1975	Secretary	Since 2012	Director of BlackRock since 2010; Assistant Secretary to the funds from 2010 to 2012; General Counsel and Chief Operating Officer of Uhuru Capital Management from 2009 to 2010; Executive Director and Counsel of Goldman Sachs Asset Management from 2005 to 2009.
[1] Officers of the Fund serve at the pleasure of the Board.
Further information about the Officers and Directors is available in the Fund’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Investment Advisor BlackRock Advisors, LLC Wilmington, DE 19809	Custodian Brown Brothers Harriman & Co. Boston, MA 02109	Accounting Agent State Street Bank and Trust Company Boston, MA 02110	Distributor BlackRock Investments, LLC New York, NY 10022	Address of the Fund 100 Bellevue Parkway Wilmington, DE 19809

Sub-Advisors BlackRock Investment Management, LLC Princeton, NJ 08540	Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Independent Registered Public Accounting Firm Deloitte & Touche LLP Boston, MA 02116	Legal Counsel Sidley Austin LLP New York, NY 10019

BlackRock (Hong Kong) Limited Hong Kong, China

BLACKROCK PACIFIC FUND, INC.	DECEMBER 31, 2012	31

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Fund’s website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1)	Access the BlackRock website at http://www.blackrock.com/edelivery

2)	Select “eDelivery” under the “More Information” section

3)	Log into your account

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at (800) 441-7762.

Availability of Quarterly Portfolio Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

32	BLACKROCK PACIFIC FUND, INC.	DECEMBER 31, 2012

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK PACIFIC FUND, INC.	DECEMBER 31, 2012	33

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock ACWI ex-US Index Fund

BlackRock All-Cap Energy & Resources Portfolio

BlackRock Basic Value Fund

BlackRock Capital Appreciation Fund

BlackRock China Fund

BlackRock Commodity Strategies Fund

BlackRock Emerging Markets Fund

BlackRock Emerging Markets Long/Short Equity Fund

BlackRock Energy & Resources Portfolio

BlackRock Equity Dividend Fund

BlackRock EuroFund

BlackRock Flexible Equity Fund

BlackRock Focus Growth Fund

BlackRock Global Dividend Income Portfolio

BlackRock Global Long/Short Equity Fund

BlackRock Global Opportunities Portfolio

BlackRock Global SmallCap Fund

BlackRock Health Sciences Opportunities Portfolio

BlackRock Index Equity Portfolio

BlackRock India Fund

BlackRock International Fund

BlackRock International Index Fund

BlackRock International Opportunities Portfolio

BlackRock Large Cap Core Fund

BlackRock Large Cap Core Plus Fund

BlackRock Large Cap Growth Fund

BlackRock Large Cap Value Fund

BlackRock Latin America Fund

BlackRock Long-Horizon Equity Fund

BlackRock Mid-Cap Growth Equity Portfolio

BlackRock Mid Cap Value Opportunities Fund

BlackRock Natural Resources Trust

BlackRock Pacific Fund

BlackRock Real Estate Securities Fund

BlackRock Russell 1000 Index Fund

BlackRock Science & Technology Opportunities Portfolio

BlackRock Small Cap Growth Equity Portfolio

BlackRock Small Cap Growth Fund II

BlackRock Small Cap Index Fund

BlackRock S&P 500 Index Fund

BlackRock S&P 500 Stock Fund

BlackRock U.S. Opportunities Portfolio

BlackRock Value Opportunities Fund

BlackRock World Gold Fund

Taxable Fixed Income Funds

BlackRock Bond Index Fund

BlackRock Core Bond Portfolio

BlackRock CoreAlpha Bond Fund

BlackRock Emerging Market Local Debt Portfolio

BlackRock Floating Rate Income Portfolio

BlackRock Global Long/Short Credit Fund

BlackRock GNMA Portfolio

BlackRock High Yield Bond Portfolio

BlackRock Inflation Protected Bond Portfolio

BlackRock International Bond Portfolio

BlackRock Long Duration Bond Portfolio

BlackRock Low Duration Bond Portfolio

BlackRock Secured Credit Portfolio

BlackRock Strategic Income Opportunities Portfolio

BlackRock Total Return Fund

BlackRock U.S. Government Bond Portfolio

BlackRock U.S. Mortgage Portfolio

BlackRock World Income Fund

Municipal Fixed Income Funds

BlackRock California Municipal Bond Fund

BlackRock High Yield Municipal Fund

BlackRock Intermediate Municipal Fund

BlackRock National Municipal Fund

BlackRock New Jersey Municipal Bond Fund

BlackRock New York Municipal Bond Fund

BlackRock Pennsylvania Municipal Bond Fund

BlackRock Short-Term Municipal Fund

Mixed Asset Funds

BlackRock Balanced Capital Fund	LifePath Active Portfolios		LifePath Index Portfolios
BlackRock Global Allocation Fund	2015	2035	Retirement	2040
BlackRock Managed Volatility Portfolio	2020	2040	2020	2045
BlackRock Multi-Asset Income Portfolio	2025	2045	2025	2050
BlackRock Multi-Asset Real Return Fund	2030	2050	2030	2055
BlackRock Strategic Risk Allocation Fund			2035

BlackRock Prepared Portfolios	LifePath Portfolios
Conservative Prepared Portfolio	Retirement	2040
Moderate Prepared Portfolio	2020	2045
Growth Prepared Portfolio	2025	2050
Aggressive Growth Prepared Portfolio	2030	2055
	2035

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

34	BLACKROCK PACIFIC FUND, INC.	DECEMBER 31, 2012

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Investment in foreign securities involves special risks including fluctuating foreign exchange rates, foreign government regulations, differing degrees of liquidity and the possibility of substantial volatility due to adverse political, economic or other developments.

#PAC-12/12-AR

Item 2 –	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 –	Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial expert serving on its audit committee and (ii) each audit committee financial expert is independent:

Kenneth L. Urish

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Pacific Fund, Inc.	$37,300	$36,800	$0	$0	$23,350	$23,350	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,970,000	$3,030,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services includes tax compliance, tax advice and tax planning.

3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by D&T with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

2

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

        The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimus exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Fund Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Pacific Fund, Inc.	$23,350	$23,350

Additionally, SSAE 16 Review (Formerly, SAS No. 70) fees for the current and previous fiscal years of $2,970,000 and $3,030,000, respectively, were billed by D&T to the Investment Adviser.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –  Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

3

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Certifications – Attached hereto

(a)(3) Not Applicable

(b) Certifications – Attached hereto

4

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Pacific Fund, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Pacific Fund, Inc.

Date: February 28, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Pacific Fund, Inc.

Date: February 28, 2013

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Pacific Fund, Inc.

Date: February 28, 2013

5